Exhibit 99.1

Investor Presentation, October 2007

Statements made in this presentation are forward looking and are made pursuant to the safe harbour provisions of the Securities Litigation Reform Act of 1995. Such statements include those on our corporate strategy, including our plans to expand farther into the Russian regions and new market segments and offer new services, our broadband and WiFi strategy and our plans to utilize and expand our Federal Transit Network for domestic and international long distance services and growth projections for such, our plans to enter the media market, construction of our FTTB networks, projections regarding our FMC project in Ukraine, the Company's acquisition strategy and the expected benefits of such acquisitions, broadband technologies and trends and other changing technologies, our fiber optic project, financial forecasts including projected, revenue and EBITDA growth and capital expenditures and projections on the growth of the telecoms market in Russia and Ukraine and trends in the same market, including the growth of broadband penetration. It is important to note that such statements involve risks and uncertainties, which may cause outcomes to differ materially from those set forth in these statements. Such risks and uncertainties include, but are not limited to, the possibility that we are not able to develop our corporate strategy, as we anticipate, that we are unable to further develop our broadband and WiFi service offering and implement as we anticipate or the market for such services does not grow as we expect, that we are not able to develop our Federal Transit Network and offer domestic and international long distance services as we anticipate, that the telecommunications environment may not develop as we expect, that we are not able to develop our fiber optic cable project as we expect, that we are not able to close the Corbina and Fortland acquisitions as we expect or that they will not bring the expectedd benefits, that are entry into the media market does not develop as we expect, that the markets in which we operate do not expand as we expect, that our financial results, including expected revenues, are worse than we anticipate, and that macroeconomic and political factors may restrict growth in our operating markets. Additional information concerning factors that could cause results to differ materially from those in the forward looking statements is contained in the Company's filings with the U.S. Securities and Exchange Commission including the Company's quarterly reports on Form 10-Q filed during 2007, current reports on Form 8-K filed during 2007, the Company's annual report on Form 10-K for the year ended December 31, 2006. For additional information please contact: Investor Relations: Public relations: Alexey Subbotin Elena Elpatova e-mail: ir@gldn.net e-mail: info@gldn.net tel: +7-495-258-7800 tel: +7-495-258-7800 fax: +7-495-797-9332 fax: +7-495-797-9331 www.goldentelecom.com Special note regarding Forward Looking Statements

In addition to the results reported in accordance with accounting principles generally accepted in the United States ("GAAP") included throughout this presentation, the Company has provided information regarding income from continuing operations, EBITDA, operating income, operating margins, net income and net income per share, all without costs associated with SARs, which are non-GAAP financial measures. Management believes that the non-GAAP financial measures used in this presentation are useful to both management and investors in their analysis of the company's financial position and results of operations. Management used EBITDA as the primary basis to evaluate the performance of each of its reportable segments. Further, management uses EBITDA for planning and forecasting in future periods. Management believes EBITDA is a meaningful measure of performance as it is commonly utilized by management and by investors to analyze operating performance and entity valuations. Management, the investment community and the banking institutions routinely use EBITDA, together with other measures, to measure operating performance in our industry. EBITDA should not be considered a substitute for the reported results prepared in accordance with GAAP and should not be considered as an alternative to net income as an indicator of our operating performance or to cash flows as a measure of liquidity. These non-GAAP measures should not be considered as a substitute for reported results prepared in accordance with GAAP. These non-GAAP financial measures, as determined and presented by the Company, many not be comparable to related or similarly titled measures reported by other companies. For additional information please contact: Investor Relations: Public relations: Alexey Subbotin Elena Elpatova e-mail: ir@gldn.net e-mail: info@gldn.net tel: +7-495-258-7800 tel: +7-495-258-7800 fax: +7-495-797-9332 fax: +7-495-797-9331 www.goldentelecom.com Special note regarding non-GAAP Financial Measures

Agenda General background Market overview Strategy and operational update Outlook for 2007 Financial Statements

Golden Telecom, Inc. (the "Company") was incorporated in Delaware in June 1999 Initial Public Offering ("IPO") on NASDAQ in September 1999 Initially a majority-owned subsidiary of Global TeleSystems, Inc. ("GTS"), which was founded in 1983 as a not-for-profit company under the name San Francisco/Moscow Teleport, Inc. Products Since its incorporation in 1999 Golden Telecom has been one of the leading communication companies in Russia and the CIS Among the first alternative telecommunications operators in the former Soviet Union offering: International Long Distance ("ILD") services since 1992 Largest commercial operator of satellite capacity in Russia Local access to its networks since 1994 Cellular services since 1995 Broadband Internet access since 2002 The Company serves its clients in Russia, Ukraine, Kazakhstan and Uzbekistan Golden Telecom has a solid customer base: Corporate clients Carriers and operators (including international) Small and medium enterprises ("SME") and Small Office/Home Office ("SOHO") Residential customers using broadband and dial-up Internet access Note: CIS-Commonwealth of Independent States; History Customers

Golden Telecom is the largest independent operator in Russia and the CIS with strong local networks and DLD/ILD operations 31% mkt share 60 km fiber 1,600 BB C(2) 14% mkt share(1) 2,264 km fiber 16,000 BB C(2) 19% mkt share 7,278km fiber 2,100km copper 7,500 WiFi nodes 210,000 BB C(2) 28% mkt share 210 km fiber 3,300 BB C(2) 6% mkt share 208 km fiber 700 BB C(2) 23% mkt share 216 km fiber 2,700 BB C(2) 15% mkt share 71km fiber 16 rm copper 800 BB C(2) 13% mkt share 55km fiber 40km copper 600 BB C(2) 33% mkt share 60km fiber 3,200 BB C(2) Satellite network 100 BB C(2) ILD switch 25% mkt share 320km fiber 300km copper 2,600 BB C(2) 24% mkt share 130 km fiber 1,700 BB C(2) 2 acquisitions during 2006 300km fiber GSM network FMC project (launched in 2H07) Kaliningrad 0.4m Saint- Petersburg 4.6 m Moscow 10.4 m people Nizhny Novgorod 1.3m Kazan 1.1m Ekaterin- burg 1.3m Vladivostok 0.6m 0.6m Khabarovsk Krasnoyarsk 0.9m Samara 1.2m Krasnodar 0.7m Kiev 3.3m Alma-Ata 2.9m Note (1): mkt share- market share of fixed line market in the city Note (2): BB C stands for Broadband Capacity at speeds of 100Mbit/s 20% mkt share 240km fiber 2,700 BB C(2) Voronezh 0.8m Technical presence in 289 cities across Russia and the CIS 'Golden' access codes '51' for DLD '56' for ILD DLD/ILD license in Russia and Ukraine GSM-1800 license in Ukraine (FMC project) Fiber Optic Cable Lines Stockholm (International Internet Exchange) More than 80 points of commercial presence in the region Largest commercial operator of satellite capacity in Russia and the CIS

Golden Telecom revenues, $m Golden Telecom has a history of solid financial performance Note (1): CAGR - Compounded Annual Growth Rate; 2006 numbers are included without effect of Stock Appreciation Rights ("SARs"). Note (*): These figures represent effect of SARs. Please see appendix for reconciliation and our Form 10-K for details GLDN vs. RTS, 2006 Golden Telecom net income, $m 2001 2002 2003 2004 2005 2006 Revenue 140 198.7 360.5 584 667.4 855 2001 2002 2003 2004 2005 2006 Revenues, 2001-2006, $m 2001 2002 2003 2004 2005 2006 Op Inc -39 29.8 55.4 64.8 76.1 103 Net Income, 2001-2006, $m 2001 2002 2003 2004 2005 2006 Op Inc 27.4 61.4 115 170.5 199.9 247 EBITDA, 2001-2006, $m 2001-2006 CAGR 44% 2001-2006 CAGR1 56% 2002-2006 CAGR1 36% 2001 2002 2003 2004 2005 2006 2001 2002 2003 2004 2005 2006 2001 2002 2003 2004 2005 2006 Op Inc -45.3 31.4 69.7 95.5 115.9 147 Operating Income, 2001-2006, $m 2002-2006 CAGR1 48% 2001 2002 2003 2004 2005 2006

Note (1): Ownership of less than 5% is not required to be disclosed with SEC Note (2): Shares in Golden Telecom Inc. are owned by Sunbird Limited, which is part of the Altimo Group Increased freefloat had a positive impact on liquidity Alfa Telenor RTKM Mamut/Renova Freefloat Share 27 18 11 8 36 Rostelecom Telenor 27% 18% 11% 8% 36% Altimo (2) Freefloat (1) Inure (co-owner of Corbina Telecom) Strategic holdings Freefloat Average daily trading volume, 'k shares 'Dec 05 'Dec 06 T spend 154 450 x3 times Dec 2006 August 2007 40.3 million shares outstanding NASDAQ listed since Sept 1999. Ticker: GLDN Closing share price of $74.50 on September 18, 2007 Market capitalization of approximately $3.0bn Rated BB by S&P, Ba3 by Moody's Average daily trading volume, $ m 'Dec 05 'Dec 06 T spend 7.2 28.7 x4 times Dec 2006 August 2007 Shareholder structure, August 2007

The Board of Directors of Golden Telecom Inc. Chairman of the Board: Mr. Reznikovich Audit Committee: Mr. Smyth (Chairman), Mr. Gallagher and Mr. Herman Note (1): Not affiliated with major shareholders

Experienced management team set to achieve ambitious targets Note (1): EBC stands for Equity Based Compensation program

Agenda General background Market overview Strategy and operational update Outlook for 2007 Financial Statements

2006 2010 Mobile 14.4 29.9 Fixed 10.1 25.7 Other 6.1 12.7 2001 2002 2003 2004 2005 2006 2007 2008 2009 2010 T spend 6.65 8.83 13.16 18.89 23.75 30.7 37.9 45.8 55.2 68.3 GDP(ex Telecom) 300.3 340.6 427.4 577.2 739.5 951.7 1140.93 1368.79 1642.28 1970.56 The fixed-line market in Russia could reach $25bln in nominal terms by 2010 growing at 26% CAGR 2002 2003 2004 2007F GDP: 26% CAGR Telecom: 36% CAGR GDP and telecom spend in Russia, $ bn Source: J'son and Partners, Renaissance Capital, estimates 2001 2005 Nominal GDP in Russia 2008F 2010F 2009F 2006 GDP: 20% CAGR Telecom: 21% CAGR Mobile markets are becoming saturated Fixed-line growth will come from: Retail broadband (Triple Play) Corporate demand in the regions Fixed-to-Mobile convergence Economic structure in other CIS countries is similar to Russia's 2006 2010F Mobile Fixed Other 100%= $30.6bn 20% 26% 19% CAGR Telecom market structure =19% =38% =44% 100%= $68.3bn ~3.0% of GDP ~3.5% of GDP

Corporate Retail Moscow 15% 35% Northwest region 20% 35% Other Russia 25% 40% Ukraine 25% 35% Regions Residential segment and regions are growing fastest Source: Management estimates Note (1): IRR-Internal Rate of Return Growth: 2005-2010 CAGR 20-40% 10-20% 10-20% 20-30% Regions Moscow Moscow SPB IRR (1) Market segments in Russia and Ukraine Growth assumptions SPB Ukraine Ukraine Residential Corporate Key growth drivers High growth rates: Underserved demand in the regions Expansion of companies from Moscow Disposable income growth Incumbents pursue 'pull' rather than 'push' marketing, with limited number of basic products Fragmented competition: Geographically Product scope Selective approach to regions enables high returns on investment 26% CAGR 2007-2010

Golden Telecom is present in all segments of the fixed-line market, with large corporate segment being its strongest Source: J'son & Partners, management estimates Note (1): SPB -St. Petersburg Moscow (31%) Residential (44%) Russian Regions (59%) SPB(1) (10%) GT 4% GT 2% GT 9% GT 18% GT 3% Corporate (56%) SME (64%) Large (36%) Fixed line telecom market in Russia in 2007, 100%= $13.2bn GT market share 43% GT 24% GT 2% GT 10% $2,000 ARPU $100 ARPU

Agenda General background Market overview Strategy and operational update Outlook for 2007 Financial Statements

Three-fold strategy: expansion into new market segments and regions based on success in the top corporate market Broadband - Triple Play Plus Continue regional expansion Acceleration of our regional expansion to become a national market player in both corporate and retail market segments 1 2 3 DLD/ILD market in Russia FMC development in Ukraine Organic growth Acquisitions New market segments Become a leading provider of broadband access in Russia and the CIS Note: DLD/ILD - Domestic Long Distance/International Long Distance, FMC - Fixed-to-Mobile Convergence Top corporate segment Deepening and widening of our corporate customer base in Moscow and St. Petersburg

Moscow NW Ukraine Other regions 4Q05 119.1 18 19.4 40.5 4Q06 189.2 26.8 25.2 56.5 In the 2Q07, 37% of Golden Telecom's revenues came from outside of Moscow with growth rates up to 49% year-on-year 2 1 + Note (1): NW Russia stands for North West Region of Russia Regional growth, 2Q07 vs. 2Q06 Regional revenue breakdown 2Q07 vs. 2Q06, $m Historically, Golden Telecom has had a wide geographical presence Technical Presence in 289 cities across Russia and the CIS More than 80 points of commercial presence Support regional expansion of our customers thus creating incremental demand in Moscow (due to network externalities) Golden Telecom connects clients to its network and provides access to the end-users Organic growth is the main driver of business development in the regions, with focus on most profitable segments Fragmented competition with limited geographic coverage and capped product capabilities Moscow Regions East 0.63 0.37 Moscow Regions East 0.6 0.4 2Q06 2Q07 100%=$197.0m 100%=$297.7m Regions Regions Moscow Moscow $77.9m $119.1m $108.5m $189.2m Ukraine Other regions NW Russia(1) +30% +58% (incl. 1 month of Corbina) +49% +40% Moscow 2Q06 2Q07

BCS COS Cons I Mob 2Q06 113 69.2 12.2 2.6 2Q07 167.5 113.3 13.4 3.7 Revenue is up across main business lines Revenue per line of business (q-o-q), $ m BCS COS CMS Mob East 0.563 0.38 0.045 0.013 Revenue structure, 2Q07 56.3% BCS 38.0% 4.5% 1.2% COS Consumer Internet Mobile Note (1): BCS stands for business and corporate services, COS stands for carrier and operator services Revenue per line of business (y-o-y), $ m BCS(1) COS(1) Consumer internet Mobile 2Q06 2Q07 +48% +64% +10% +42% Increasing demand for our services Macroeconomic environment (reported 7% real GDP growth) Ongoing regional expansion of our customers, which also stimulates demand in Moscow Slowing of tariff erosion in Russia Key factors BCS COS Cons I Mob 1Q07 147.8 95.8 10.3 1.8 2Q07 167.5 113.3 13.4 3.7 BCS(1) COS(1) Consumer internet Mobile 1Q07 2Q07 +13% +18% +30% +106% 2 1 +

Top-20 cities constitute more than 60% of the fixed-line market in Russia with Golden Telecom already present in 18 of them Source: J'son & Partners, management estimates City Moscow St. Petersburg Novosibirsk N. Novgorod Ekaterinburg Samara Omsk Kazan Chelyabinsk Rostov-on-Don Ufa Volgograd Perm Krasnoyarsk Saratov Top 20 Cities Total Russia Voronezh Krasnodar Vladivostok Khabarovsk Kaliningrad Population in the city, 2005, m 10.4 4.6 1.4 1.3 1.3 1.2 1.1 1.1 1.1 1.1 1.0 1.0 1.0 0.9 0.9 32.4 142.9 0.8 0.7 0.6 0.6 0.4 GRP capita 2006, $ 'k 13.7 6.1 4.4 4.1 4.9 5.5 9.5 6.2 5.7 2.8 4.4 3.5 4.2 6.5 3.4 6.0 2.8 3.3 4.2 5.0 4.6 Golden Telecom's market share in the city, presently 19% (2) 14% 7% 28% 23% 25% - 6% - 1% 12% 6% 8% 33% 2% 10-12% 20% 24% 15% 13% 31% 15-16% Note (1): 2Q07 annualized data (excluding wholesale revenues except for Moscow and St. Petersburg) Note (2): Market share including Corbina 4,008 671 171 107 116 102 73 89 86 73 70 59 75 76 60 6,091 68 26 63 67 31 Fixed line market size in the city, 2007(1), $m 9,779 2 Comstar NW Telecom*/Peterstar Sibir Telecom* Volga Telecom* Ural SvyazInform* Volga Telecom* Sibir Telecom* Tattelecom Ural SvyazInform* CTS/South Telecom* BashInformSvyaz Volga Telecom Ural SvyazInform* Sibir Telecom* Volga Telecom* 6,091 Center Telecom* South Telecom* DalSvyaz* DalSvyaz* NW Telecom* Local competitor 9,779 * Local incumbents ("MRK"), managed by Svyazivest

Structured approach to acquisitions: Strategic fit Valuable resources (last mile access, frequencies, etc.) Synergies (local presence of a target coupled with Golden Telecom's presence in Russia/CIS) Tailored due diligence process Proven track record of successful integration Currently our target universe is comprised of 50 cities with 4-8 sizeable alternative operators in each Organic expansion as an alternative market entry scenario Golden Telecom has a proven record of successful deal execution and integration of acquired companies Golden Telecom's acquisition strategy Sakhalin Telecom Sep 2005 Acquired 60% $5.0m Sochi Telecom Oct 2005 Acquired 100% $2.1m Tatintelecom Mar 2006 Acquired 70% $4.0m TTK Apr 2006 Acquired 100% $3.8m Telcom Aug 2006 Acquired 100% $1.7m Kubtelecom Jun 2006 Acquired 74% $10.1m Binar Apr 2006 Asset purchase $0.3m Corus ISP Oct 2006 Acquired 100% $1.2m Rascom Nov 2005 Acquired 54% $11.1m S-Line Oct 2006 Acquired 75% $7.5m Fortland Feb 2007 Acquired 65% $49.7m Vitus Nov 2006 Acquired 100% $0.1m Les-Transit Dec 2006 Asset purchase $0.5m Uralkhimmash Dec 2006 Asset purchase $0.2m Informtechnology Dec 2006 Acquired 100% $0.5m 2 Corbina May 2007 Acquired 51% $156.8m Atel Apr 2007 Acquired 100% $4.5m DirectNet (3C) June 2007 Acquired 100% $1.4m Alcor June 2007 Acquired 75% $1.9m CKN May 2007 Acquired 100% $9.8m

Golden Telecom captured 20% of the long-distance market and continues to expand its Federal Transit Network ("FTN") 2006 2007 GT 4.1 6 market 23.8 28.9 2006 2007F Golden Telecom Total LD market 21% Market share Long-distance market in Russia, bn minutes 2 Source: Ministry of Communications of Russia, management estimates Golden Telecom's zonal networks in Russia Existing To be completed before Dec 2007 3 + ~50% growth y-o-y Local operator Zonal operator DLD/ILD operator 5-10% 10-15% 10-15% 5-10% 30-50% Tariff structure for DLD/ILD traffic in Russia A B For a call from 'A' to 'B' customer 'A' selects the LD operator and pays him directly The selected LD operator then settles with respective local and zonal operators

2005 2006 2007 2008 2009 2010 BB 0.7 1.1 1.6 2.2 2.7 3.1 PC 1.9 1.9 1.9 1.7 1.3 1 Nada 1.6 1.2 0.8 0.5 0.4 0.4 PC and Broadband in Russia, m HH PC and Broadband in Moscow, m HH 2005 2006 2007E 2008E 2009E Moscow is the largest broadband market in Russia with huge potential for growth both in Moscow and in the regions 2010E Source: J'son & Partners, ComNews Research, Golden Telecom's estimates Note: BB stands for broadband, PC - Personal Computer PC only 4.2m 4.2m 4.3m 4.4m 4.4m 4.5m With PC & BB No PC, no BB 2005 2006 2007 2008 2009 2010 BB+PC 1.3 3.2 4.8 7.9 10.4 12.8 PC 17.4 17.1 16.4 15.3 13.9 14 Nada 33.3 31.4 31.8 29.8 28.7 26.2 2005 2006 2007E 2008E 2009E 2010E PC only 52m 52m 53m 53m 53m 53m With PC & BB No PC, no BB 3 Home Comstar Corbina Acado Qwerty Percentage of population 0.42 0.27 0.136 0.08 0.07 Comstar Moscow broadband market, subscribers Corbina/ GoldenWiFi Home networks Acado Qwerty Home MRK Comstar Corb Others Percentage of population 0.49 0.22 0.08 0.06 0.15 Comstar Russian broadband market, subscribers Svyaz- invest Home networks Others Corbina/ Golden Telecom 100% = 1.6 million 100% = 4.8 million

xDSL Wireless Fiber Each broadband access technology has its distinctive features Source: Management estimates Players Incumbents Golden Telecom Speed <512k <54Mbit (shared bandwidth) 100Mbit+ TV Multiple channels, but only 1 TV set No Multiple channels, on multiple TV sets HDTV No No Yes Mobility No Yes No Install Medium Plug & Play Medium Golden Telecom/Corbina, Centel, Home Networks 3 Full broadband lines are lines with information carrying capability in excess of 200 Kbps in both directions, simultaneously.

Top 65 cities Other cities Percentage of population 65 77 Top 65 cities in Russia/Ukraine 100%=142.0m people 77 m 65 m People living in the Top 65 cities People living in other cities To reach 11.7 m potential broadband users we will construct FTTB networks to high rise apartment blocks in the Top-65 cities 3 High rise Others Percentage of population 0.65 0.35 23 m Top 65 cities breakdown 42 m People housing in high rise apartment blocks (with 100 apartment per building on average) People housing in other types of buildings 100%=24m households With PC W/o PC Percentage of population 0.5 0.5 PC penetration in Russia by 2010 100%=52.0m households 26.0 m 26.0 m Households with PC Households without PC w/ PC w/o PC Percentage of population 0.75 0.25 3.9 m PC penetration in targeted area by 2010 11.7 m Households with PC's in high rise apartment blocks Others 100%=15.6m households or 24m households or 15.6m households ~163,000 high- rise buildings

Existing backbone networks combined with cable connection via rooftops allow us to deploy FTTB rapidly and at low cost 3 Underground cable ducts 2 (Gbit/sec) Connected via rooftops (2 Gbit/sec) Connected via rooftops (2 Gbit/sec) Solid metal box with equipment located beneath the roof top connected via fiber: Router Distribution frame Power supply Total cost: $2.0-2.5k per building $60 for wiring each apartment at 100 Mbit/sec Vertical wiring within the building for success based connection of apartments on each floor Metropolitan backbone network Federal Transit Network (intercity cable lines)

4Q05 1Q06 2Q06 3Q06 4Q06 3/7/2007 CPP 22.2 35.5 52.2 76.1 120.3 230 Acquisition of Corbina Telecom eliminated the 'last mile deficit' in Moscow and created the base for our FTTB networks roll out Note: FTTB- Fibre To The Building; SME-Small and Medium size Enterprises; DAMPS-Digital Advanced Mobile Phone System; MVNO- Mobile Virtual Network Operator Corbina has more than 10 years experience, with exposure to mass market and SME segment and quasi-MVNO operations (DAMPS) In early 2006, Corbina began the roll out of a FTTB network in Moscow and other major Russian cities As of September 2007, Corbina had more than 2.8m apartments passed with approximately 230k subscribers in Russia Corbina is presently the #2 broadband provider in Russia with the highest net addition rates in Moscow Teams of skilled employees are being redeployed to other cities to construct similar networks Corbina Telecom 2005 1Q06 2Q06 3Q06 4Q06 3/1/2007 CPP 0.4 0.8 1.1 1.7 2.4 3 4Q05 1Q06 2Q06 3Q06 Corbina's FTTB network in Russia, m apartments passed Sep 07 Corbina's FTTB network in Russia, Broadband users, k Corbina's revenue structure, $m 4Q06 4Q05 1Q06 2Q06 3Q06 Sep 07 4Q06 2005 2006 DAMPS 30.5 28.7 BCS 25.9 31.7 Broadband 5.7 15.1 WHS 8.4 17 FTTB Wholesale 2005 2006 $70.5m $92.5m BCS DAMPS 3

Golden Telecom operates Europe's largest metropolitan WiFi network in Moscow, which complement its FTTB network More than 7,630 WiFi nodes in operation. The largest WiFi network in Europe The installed nodes cover 776,900 apartments. Target area - one-third of 4.3 million households in Moscow Commercially launched on March 1, 2007 29,200 people signed up for the service while in the commercial mode (As of August 2007) Current tariff policy: 500 rubles incl. VAT (~$18) charge for monthly unlimited use 100 rubles per hour incl. VAT (~$4) Free connection and no limitation on traffic SmartAnt helps to boost signal strength www.GoldenWiFi.ru (also available in English) Golden WiFi Network in Moscow Coverage area in the city Source: Management reports 3

5 6 Pres FTTB subs 25 113.1 230 DSL subs 14.6 26.9 45.2 WiFi subs 30 5 6 Pres FTTB subs 230 DSL subs 14.6 26.9 45.2 WiFi subs 30 Dec 05 Dec 06 Presently Golden Telecom broadband subscribers, 000 Golden Telecom has approximately 300,000 broadband subscribers with more than 150,000 added in 2007 + 670% growth 305.2 39.6 140.0 xDSL WiFi FTTB 3 Dec 05 Dec 06 Presently Pro-forma with Corbina, 000 xDSL WiFi FTTB + 1990% growth 305.2 26.9 14.6

Agenda General background Market overview Strategy and operational update Outlook for 2007 Financial Statements

Outlook for 2007 and beyond Revenue FY 2007: Expected revenue growth of 35-40% EBITDA CAPEX Previous Updated FY 2007: Expected growth in the mid-40s (in %) FY 2008: Expected growth in the mid-30s (in %) FY 2007: Expected EBITDA growth of 30-35% (excluding equity based compensation) FY 2007: Expected growth of around 40% FY 2008: Expected growth in the mid-40s (in %) 2007-2009: Approximately 20% of revenues No changes

Agenda General background Market overview Strategy and operational update Outlook for 2007 Financial Statements

Financial Statements: Condensed Consolidated Statements of Operations Note (1): Excluding Depreciation and Amortization Note (2): SG&A - Selling, General and Administrative Expenses Total Revenue Total Cost of Sales Gross Margin SG&A Depreciation Amortization Operating income Equity in earnings/ (losses) Interest income/(expense), net Foreign currency gain/ (loss) Income before taxes & minority interests Provision for income taxes Minority interests (1) (2) Cumulative effect of change in accounting principle Net income FY 2006 $854,617 474,389 380,228 152,808 79,219 20,990 127,211 1,867 631 1,697 131,406 (40,417) (4,808) (681) Q1 2006 $178,140 93,393 84,747 33,881 17,701 4,948 28,217 324 571 906 30,018 (9,414) (1,138) (681) $ 18,785 Q2 2006 $196,968 105,608 91,360 33,569 18,844 5,079 33,868 347 82 669 34,966 (11,356) (965) - $ 22,645 Q3 2006 $228,717 128,153 100,564 37,505 20,947 5,442 36,670 350 94 73 37,187 (11,110) (1,848) - $ 24,229 Q4 2006 $250,792 147,235 103,557 47,853 21,726 5,522 28,456 846 (116) 49 29,235 (8,537) (857) - $ 19,841 $ 85,500 Q1 2007 $255,739 150,095 105,644 48,986 23,155 5,402 28,101 (375) 268 267 28,261 (10,130) (1,412) - $ 16,719 Q2 2007 $297,669 171,633 126,036 44,797 26,240 6,173 48,826 107 1,905 1,326 48,354 (14,706) (1,385) - $ 32,263

Financial Statements: Condensed Consolidated Balance Sheets Cash and cash equivalents Accounts receivable, net Prepaid expenses Other assets Total current assets Property and equipment, net Investments in and advances to ventures Goodwill and intangible assets, net Restricted cash and other noncurrent assets TOTAL ASSETS Accounts payable and accrued expenses Due to affiliates Short-term capital lease obligation Other current liabilities Total current liabilities Long-term debt, less current portion Long-term capital lease obligation Taxes and other non-current liabilities Debt maturing within one year TOTAL LIABILITIES Minority Interest Common stock Dividends declared Additional paid-in capital Accumulated other comprehensive income Retained earnings TOTAL SHAREHOLDERS' EQUITY TOTAL LIABILITIES & SHAREHOLDERS' EQ. SHAREHOLDERS' EQUITY Q2 2006 $ 36,411 117,993 8,277 48,350 211,031 449,660 11,741 252,920 10,572 $ 935,924 $ 109,453 Q3 2006 $ 37,179 138,269 8,970 47,664 232,082 506,050 11,313 277,778 21,551 $ 1,048,774 $ 127,028 3,167 1,290 31,265 146,132 183 1,944 58,344 3,917 770 35,703 168,758 117 1,763 66,238 957 1,340 206,603 24,975 366 (72,739) 673 ,77 102,742 704,346 $ 935,924 236,876 27,497 366 (72,739) 674,194 126,971 784,401 $ 1,048,774 55,609 Q4 2006 $ 18,413 147,719 11,371 53,902 231,405 552,341 11,886 279,084 14,474 $ 1,107,190 $ 146,058 4,505 753 24,970 188,591 29 1,591 68,540 12,305 258,751 31,263 367 (80,068) 674,993 146,812 817,176 $ 1,107,190 75,027 Q1 2007 $ 91,615 172,116 9,653 71,746 345,130 583,496 12,402 365,508 20,213 $ 1,326,749 $ 193,682 5,690 2,228 70,117 276,393 77,088 1,416 91,502 4,676 446,399 46,575 367 (80,068) 675,467 155,043 833,775 $ 1,326,749 82,966 Q2 2007 $ 96,124 198,829 12,528 80,419 397,900 799,530 12,152 527,212 36,752 $ 1,773,546 $ 257,531 5,533 5,072 46,913 326,777 225,149 9,496 119,696 11,728 681,118 72,208 399 (80,068) 822,124 187,306 1,020,220 $ 1,773,546 90,459 Cash held in escrow 10,000

Financial Statements: Condensed Consolidated Statement Cash Flow Note: PP&E - Property, Plant & Equipment Condensed Consolidated Statement Cash Flow, '000 $ Net income Adjustments to reconcile net income to net cash provided by operating activities: Depreciation and amortization Equity in earnings of ventures Other Changes in assets and liabilities: Accounts receivable, net Accounts payable and accrued expenses VAT, net Other changes in assets and liabilities NET CASH PROVIDED BY OPERATING ACTIVITIES Purchases of PP&E and Intangible Assets Acquisitions, net of cash acquired Other investing NET CASH USED IN INVESTING ACTIVITIES Other financing NET CASH USED IN FINANCING ACTIVITIES Effect of exchange rate changes in cash and cash equivalents Net increase (decrease) in cash and cash equivalents Cash and cash equivalents at beginning of period CASH AND CASH EQUIVALENTS AT END OF PERIOD 2006 $85,500 100,209 (1,867) 23,622 (55,960) 27,730 (13,800) (4,665) 160,769 (175,598) (26,505) 984 (201,119) (9,773) (9,773) 1,360 (48,763) 67,176 $18,413 2007 YTD $48,982 60,970 268 13,558 (36,659) 19,505 (925) 3,978 109,677 (110,162) (100,066) (35,221) (245,449) 59 212,562 921 77,711 18,413 $96,124 Repayment of debt - (69,203) Proceeds from debt - 281,706

Reconciliation of consolidated EBITDA to consolidated net income for 2001-2006 12/31/02 12/31/01 12/31/05 12/31/03 EBITDA Depreciation and amortization Operating Income (loss) Other income (expense): Equity in earnings Foreign currency gain (loss) Interest income Total other income Income before income taxes and minority Income taxes Minority interest Net Income Impairment charge Cumulative effect of a change in accounting principles net of tax 115.0 45.3 69.7 4.7 (0.2) (0.9) 3.6 73.3 (0.5) 17.4 55.4 - $ $ 200.0 84.0 116,0 0.4 (1.2) 1.7 0.9 116.9 (3.0) 37.8 76.1 - $ $ 27.4 41.4 (45.3) 8.2 (0.6) 0.7 8.3 (37.0) (0.1) 1.9 (39.0) 31.3 $ $ 61.4 30.0 31.4 4.4 (1.2) (0.7) 2.5 33.9 (0.5) 4.6 29.8 - 1.0 $ $ 170.5 75.0 95.5 0.3 0.7 0.5 1.5 97.0 (1.5) 30.7 64.8 - $ $ 227.4 100.2 127.2 1.9 1.7 0.6 4.2 131.4 (4.8) 40.4 85.5 - $ $ 12/31/06 12/31/04 For the year ended: (0.7)